UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Earliest Event Reported: March 8, 2007

                              X-RITE, INCORPORATED

                          (Exact name of registrant as
                            specified in its charter)

        Michigan                   000-14800                  38-1737300
    (State or other               (Commission               (IRS Employer
    jurisdiction of               File Number)            Identification no.)
     incorporation)

          4300 44th Street S.E.
          Grand Rapids, Michigan                                 49512
(Address of principal executive office)                        (Zip Code)

                         Registrant's telephone number,
                              including area code:
                                 (616) 803-2200


================================================================================
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
================================================================================

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers


Stock Options. On March 8, 2007, the following executive officers were awarded stock options pursuant to the X-Rite, Incorporated 2006 Omnibus Long Term Incentive Plan.
                                                                 Number of
Name                      Title                                Stock Options
----                      -----                                -------------

Thomas J. Vacchiano, Jr.  CEO and President                        56,230
Mary E. Chowning          CFO and Executive Vice President         23,524
Francis Lamy              CTO and Executive Vice President         21,343

The stock options vest in equal annual installments over a period of three years from date of grant.

Restricted Stock. On March 8, 2007, the following executive officers were awarded shares of restricted stock pursuant to the X-Rite, Incorporated 2006 Omnibus Long Term Incentive Plan.

                                                               Number of Shares
Name                      Title                              of Restricted Stock
----                      -----                              -------------------

Thomas J. Vacchiano, Jr.  CEO and President                         39,247
Mary E. Chowning          CFO and Executive Vice President          14,718
Francis Lamy              CTO and Executive Vice President          13,082

The restricted stock vests after three years based upon the satisfaction of certain Company performance targets based on cumulative revenue and EBITDA (earnings before income tax, depreciation and amortization).

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

Dated: March 12, 2007                                X-RITE, INCORPORATED


                                                     By: /s/ Mary E. Chowning
                                                         -----------------------
                                                         Mary E. Chowning
                                                         Chief Financial Officer